UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2010

CHINA SUN GROUP HIGH-TECH CO.
 (Exact name of registrant as specified in its charter)

Delaware	333-169519	54-2142880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Hutan Street, Zhongshan District Dalian, People’s Republic of China
(Address of principal executive offices, including zip code)

Registrant’s Telephone Number, including area code:  + (86) 411-82889800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

 Information included in this Form 8-K may contain  forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of China Sun Group High-Tech Co. (the “Company”) to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any  reason, even if new information becomes available or other events occur in the future.

Item 7.01 Regulation FD Disclosure.

Attached to this Current Report on Form 8-K, as Exhibit 99.1, is a public presentation about the Company to be used in future presentations to the financial community including investors, potential investors, analysts and other persons interested in the Company.  The information contained herein is summary information based on the public reports of the Company previously filed with the Securities and Exchange Commission (the “SEC”) and should be considered in the context of such SEC filings and other public announcements that we may make, by press release or otherwise, from time to time.

We undertake no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K, although we may do so from time to time as our management believes is warranted.  Any such update may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information in Item 7.01 of this Current Report on Form 8-K, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.  The furnishing of the information under this Item 7.01 is not an indication that this Item 7.01 contains material information that is not otherwise publicly available.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Slide Presentation of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SUN GROUP HIGH-TECH CO.

Date: September 27, 2010	By:	/s/ Guosheng Fu
Guosheng Fu, Chief Executive Officer

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